CROVERRO ENERGY LTD.

June 1, 2011
File: C-0018

Birch Lake Energy Inc.
1650, 777 – 8th Avenue S.W.
Calgary, Alberta
T2P 3R5

Attention: William H. Petrie, Sr.

Park Place Energy (Canada) Inc.
300, 840 – 6th Avenue S.W.
Calgary, Alberta
T2P 3E5

Attention: David Johnson

RE: Farmin and Option Agreement
48-20W3M: Lsd 2 of Section 18
Edam Area, Saskatchewan

The following offer represents the terms and conditions under which Croverro Energy Ltd. (hereinafter referred to as "Croverro") is prepared to farmin on Birch Lake Energy Inc.'s (hereinafter referred to as "Birch Lake") and Park Place Energy (Canada) Inc.'s (hereinafter referred to as "Park Place") interest in the Farmout Lands.

1. Definitions

Each capitalized term used in this Head Agreement will have the meaning given to it in the 1997 CAPL Farmout & Royalty Procedure (hereinafter referred to as the "Farmout & Royalty Procedure"), and, in addition:

a) "Contract Depth" means a depth sufficient to penetrate twenty (20) metres into the Rex formation or a total depth of 490 metres subsurface, whichever shall first occur.

b) "Earning Block" means the 20 acre production spacing unit required to produce each Test Well or Option Well.

c) "Farmee" means Croverro.

d) "Farmor" means Birch Lake, as to 75% and Park Place, as to 25%

e) "Farmor's Working Interest" means the interest Farmor held prior to this Head Agreement.

f) "Test Well" means the 131/02-18-048-20-W3/00 well.

2. Schedules

The following schedules are attached hereto and made a part of this Head Agreement:

a) Schedule "A" which describes the Title Documents, Farmout Lands, Farmor's Working Interest and Encumbrances;

b) Schedule "B" which is the Farmout & Royalty Procedure;

c) Schedule "C" which is the 1990 CAPL Operating Procedure (hereinafter referred to as the "Operating Procedure"); and the 1996 PASC Accounting Procedure (hereinafter referred to as the "Accounting Procedure") and

d) Schedule "D" which specifies the types of drilling information required to be supplied by the Farmee to the Farmor pursuant to the Farmout & Royalty Procedure.

3. Test Well Commitment

a) The Farmee hereby commits to drill the Test Well on the Farmout Lands.

b) On or before September 15, 2011 ("Commitment Date"), the Farmee shall, at its sole risk and expense and subject to rig availability, surface access and conditions, and receipt of all required regulatory approvals, spud the Test Well on or before the Commitment Date and shall continuously drill each Test Well to Contract Depth. All of the costs of the Test Well through, capping or completing and equipping shall be borne solely by the Farmee.

4. Earning

a) Upon Farmee having drilled the Test Well to Contract Depth and completed, equipped, capped or abandoned same and provided the Farmee is not in default with respect to Clause 3(b) hereof and subject to Article 3.00 of the Farmout & Royalty Procedure:

(i) Farmee will earn sixty (60%) of the Farmor's Working Interest in the Test Well and the Earning Block to the base of the Mannville formation.

(ii) Farmor shall hold the interest of Farmee in trust in accordance with the terms of this Head Agreement until Farmee's interest is registered or otherwise recognized under the Title Documents.

(iii) Any and all joint operations among the Parties for the joint account on the Farmout Lands shall be conducted pursuant to the Operating Procedure.

5. Option Well

a) Upon Farmee having drilled the Test Well to Contract Depth and completed, equipped, capped or abandoned same, then Farmee shall have earned the right, but not the obligation, for a period of sixty (60) days after the rig release of the Test Well, to elect to drill an additional well (hereinafter referred to as an "Option Well") on the Farmout Lands.

b) In the event the Farmee elects to exercise its option to drill the Option Well under Subclause 5a) hereof, the Farmee shall within forty-five (45) days of making such election, subject to surface access, rig availability and regulatory approval, spud the Option Well at a location of its choice on the pre-selected Earning Block. All the terms of Subclause 3b) and Clauses 4 and 5 hereof shall apply to the Option Well and the Earning Block, mutatis mutandis. Upon Farmee successfully earning an interest in the Option Well Earning Block, the Farmee shall have an option to elect to drill an additional Option Well on the any 20 acre Earning Block on the balance of the Farmout Lands. For each individual Option Well and respective Earning Blocks, all terms of Subclause 3b) and Clauses 4 and 5 hereof shall apply.

6. Operator

Farmee shall be the Initial Operator under this Head Agreement.

7. Assignment by Farmee during Earning Phase

a) Notwithstanding Clause 12.01 of the Farmout & Royalty Procedure, prior to both the Farmee earning an interest in the Farmout Lands and the expiry of the Farmee's right to earn any further interest in the Farmout Lands pursuant to the terms of this Agreement, the Farmee shall not dispose of any of its rights and obligations under this Agreement, without the written consent of the Farmor, which consent may be withheld in the sole discretion of the Farmor.

b) The provisions of Clause 7a) herein shall not apply to:

(i) an assignment made by way of security for the Farmee`s present or future indebtedness or liabilities; or

(ii) an assignment to an Affiliate of the Farmee, or in consequence of a merger or amalgamation of the Farmee with another corporation.

8. Address for Service

a) The Addresses for Service hereunder of each of the respective Parties shall be as follows:

Croverro Energy Ltd.	Birch Lake Energy Inc.	Park Place Energy (Canada) Inc.
1600, 840 – 7 Ave SW	1650, 777 – 8th Avenue S.W.	300, 840 – 6th Avenue S.W.
Calgary, Alberta T2P 3G2	Calgary, Alberta T2P 3R5	Calgary, Alberta T2P 3E5
Attention: Land Manager	Attention: Land Manager	Attention: Land Manager

b) Any Party may change its respective Address for Service by serving written notice to the other Party.

9. Limitations Act

The two (2)year period for seeking a remedial order under Section 3(1) (a) of the *Limitations Act*, R.S.A. 2000 c. L-12, as amended (the "Act"), for any claim (as defined in the Act) arising in connection with this Head Agreement is extended to:

a) for claims disclosed by an audit, two (2) years after the time this Head Agreement permitted that audit to be performed; or

b) for all other claims, four (4)years.

10. Jurisdiction

This Head Agreement shall be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party accepts jurisdiction of the courts of the Province of Alberta and all courts of appear therefrom.

11. Counterpart Execution

This Head Agreement may be executed in counterpart. All of those executed counterpart pages when taken together will constitute the Head Agreement. This offer is open for your acceptance until June 6, 2011.

Should the foregoing accurately reflect our agreement, please so indicate by signing and returning the duplicate copy of this Head Agreement to the attention of the writer.

Yours truly,

CROVERRO ENERGY LTD.

Richard C. Bennett
President

Agreed to and accepted this ______ day of __________________, 2011

BIRCH LAKE ENERGY INC.

____
Signature

____
Name

____
Title

Agreed to and accepted this 5 day of June, 2011

PARK PLACE ENERGY (CANADA) INC.

____
Signature

David Johnson
Name

President
Title

This is the execution page to that Farmin and Option Agreement dated the 1st day of June 2011, among Croverro Energy Ltd., Birch Lake Energy Inc. and Park Place Energy (Canada) Inc.

This is **Schedule "A"** attached to and forming part of a Farmin and Option Agreement dated the 1st day of June 2011, among Croverro Energy Ltd., Birch Lake Energy Inc. and Park Place Energy (Canada) Inc.

Title Documents	**Farmout Lands**	**Farmor's Working Interest**	**Encumbrances**
Crown P&NG Lease No. PN 62097 Expires: March 31, 2014	48-20W3M: Lsd 2 of Section 18 PNG from Surface to Top Precambrian	Birch Lake - 75% Park Place - 25%	Crown S/S

This is **Schedule "B"** attached to and forming part of a Farmin and Option Agreement dated the 1st day of June 2011, among Croverro Energy Ltd., Birch Lake Energy Inc. and Park Place Energy (Canada) Inc.

SUMMARY OF RATES AND ELECTIONS
1997 CAPL FARMOUT & ROYALTY PROCEDURE

1. Effective Date: (Subclause 1.01(f)) **June 1, 2011**
2. Payout (Subclause 1.01(t)) – **Will not apply**
3. Incorporation of Clauses from the Operation Procedure (Clause 1.02) – **Clause 311 - Insurance: Alternate A**
4. Option Wells (Article 4.00) – **Will apply**
5. Overriding Royalty (Article 5.00) - **Will not apply**
6. Quantification of Overriding Royalty – **Will not apply**
7. Permitted Deductions – **Will not apply**
8. Conversion of Overriding Royalty (Article 6.00) – **Will not apply**
9. Area of Mutual Interest (Article 8.00) – **Will not apply**
10. Reimbursement of Land Maintenance Costs (Clause 11.02) – **Will not apply**

This is **Schedule "C"** attached to and forming part of a Farmin and Option Agreement dated the 1st day of June 2011, among Croverro Energy Ltd., Birch Lake Energy Inc. and Park Place Energy (Canada) Inc.

1990 CAPL OPERATING PROCEDURE ELECTIONS

Insurance (Clause 311): **A**
Marketing Fee (Clause 604): **A**
Casing Point Election (Clause 903): **A**
Penalty (Clause 1007):
1007 (a) (iv) - Development Wells: **300%**
1007 (b) (iv) - Exploratory Wells: **400%**
Title Preserving Well (Clause 1010(a)(4): **180 Days**
Right to Assign, Sell or Dispose (Clause 2401): **A**
Recognition Upon Assignment (Clause 2404): **Deleted (Replaced with the 1993 CAPL Assignment Procedure)**

1996 PASC ACCOUNTING PROCEDURE ELECTIONS

105. Operating Fund: 10%
110. Approvals: 2 or more Parties totaling 75%
112. Limitations:
(a) excess of twenty-five thousand dollars ($25,000.00)
(c) excess of twenty-five thousand dollars ($25,000.00)
202. Employee Benefits:
(b) excess of twenty-two percent (22%)
213. Camp and Housing:
(b) shall ____/shall not __X__
216. Warehouse Handling:
Two point five percent (2.5%)
302. Overhead Rates:
(a) For each Exploration Project:
(1) 5 % of the first $ 50,000 plus
(2) 3 % of the next $100,000 plus
(3) 1 % of cost exceeding the sum of (1) and (2)
(b) For each Drilling Well:
(1) 3 % of the first $ 50,000 plus
(2) 2 % of the next $100,000 plus
(3) 1 % of cost exceeding the sum of (1) and (2)
(c) For Initial Construction Project:
(1) 5 % of the first $ 50,000; plus
(2) 3 % of the next $100,000; plus
(3) 1 % of cost exceeding the sum of (1) and (2)
(d) For each Construction Project:
(1) 5 % of the first $ 50,000; plus
(2) 3 % of the next $100,000; plus
(3) 1 % of cost exceeding the sum of (1) and (2)
(e) For Operation and Maintenance:
(1) - % of the cost; and
(2) $250.00/producing well/month;
(3) $____ Flat rate per month.
Rates for d(2) and d(3) will not be adjusted
406. Dispositions:
Twenty-five thousand dollars ($25,000.00)
501. Periodic Inventory:
Two (2) year intervals

This is **Schedule "D"** attached to and forming part of a Farmin and Option Agreement dated the 1st day of June 2011, among Croverro Energy Ltd., Birch Lake Energy Inc. and Park Place Energy (Canada) Inc.

WELL DATA REQUIREMENT SHEET